Idaho Tax-Exempt Fund
November 30, 1999 Report

Fellow Shareowners:

For the twelve month period ending November 30, 1999, the Idaho Tax-Exempt Fund provided a total return of 2.18%. The current 30-day yield on your Fund is 4.80%, tax-free. This tax-free yield converts to a fully-taxable equivalent yield of 8.73% for top-bracket Idaho taxpayers. During the year, Fund assets decreased 2.2% to $ 6.15 million while the Fund's expense ratio held steady at 0.80%.

The booming expansion of the US economy set the tone for bond markets in 1999. Record employment, rising wages and a near tripling of oil prices kept Federal Reserve Bank policy on the defensive all year. The Federal Reserve Bank raised its target for Fed Funds by .75% to prevent an increase in the US inflation rate. To date, the increase in rates appears to have restrained inflation without hurting the economy.

The damaging potential of these events inspired us to keep the Fund's effective average maturity close to its five year minimum to reduce risk. As a result, Idaho Tax-Exempt Fund's 2.18% one-year return compares favorably, for example, with the 3.63% one-year return of comparable U.S. Treasuries. We have now extended the effective average maturity to 10.2 years to take advantage of higher rates. We were able to improve the average credit quality of the Fund slightly.

Since 1993, the interest rates have moved within a well-defined range. Today, intermediate term yields rest at the mid-point of that range. For the next year, we expect inflation to remain modest. With today's higher rates, the potential for positive real returns in Idaho Tax-Exempt Fund appear brighter than one year ago.

As always, our staff and portfolio managers welcome your comments and suggestions. Only with your help can we be certain that we are meeting your investment needs our primary objective. We appreciate your investing with us.

Nicholas Kaiser,	Phelps McIlvaine,
President	Vice President, Portfolio Manager

December 15, 1999

Morningstar Mutual Funds has awarded Idaho Tax-Exempt Fund a "four star" rating as of November 30, 1999. The Morningstar rating is a widely respected measure of historical risk-adjusted performance. The ratings are subject to change each month, and are calculated from a fund's 3 and 5-year average annual returns with sales charge adjustments (if any) and a risk factor that reflects performance relative to 3-month Treasury Bill returns. Twenty percent of the funds in a Morningstar investment category receive four stars, the second-highest rating. The adviser has waived a portion of its fee in past years, resulting in higher returns. Naturally, past performance may not indicate future results.

IDAHO TAX-EXEMPT FUND		November 30, 1999 Annual Report
November 30, 1999	Investments
Rating	Issuer	Coupon/Maturity	Face Amount	Market Value
Airport Parking (1.9%)
AAA	Boise City Airport Revenue COP	5.40% due 8/1/2011	$115,000	$114,954
Electric Power (2.7%)
AAA	Idaho Falls Electric Revenue	6.75% due 4/1/2019	160,000	168,952
General Obligations (51.0%)
AA-	Ada & Canyon Counties	5.50% due 7/30/2011	175,000	179,638
	JSD #2 Meridian	5.50% due 7/30/2015	100,000	98,590
AAA	Adams County GO	5.00% due 8/1/2014	110,000	102,223
A+	Bannock County GO Jail	5.05% due 9/1/2012	95,000	89,879
A+	Bannock County SD #25	4.80% due 8/1/2008	90,000	88,398
A	"	4.90% due 8/1/2009	90,000	88,182
	"	5.25% due 8/1/2016	110,000	103,411
AA-	Boise City Revenue Bonds	5.10% due 2/1/2011	110,000	108,185
AAA	Boise City GO ISD	5.50% due 7/30/2011	95,000	95,494
AA-	"	5.50% due 7/30/2016	150,000	145,860
A	Boise County SD #73	5.15% due 7/31/2010	125,000	124,064
AAA	Canyon Co. SD #131 Nampa	5.50% due 7/30/2013	50,000	50,338
AAA	Canyon County SD #132	5.40% due 7/30/2011	100,000	97,970
	"	5.40% due 7/30/2012	100,000	99,180
A	Canyon County SD #135 Notus
	Series 1994	6.00% due 8/1/2007	50,000	50,643
AAA	Cassia, Twin Falls JSD #151	5.10% due 8/1/2009	90,000	89,262
	"	5.375% due 8/1/2013	85,000	83,360
	"	5.375% due 8/1/2015	75,000	71,670
AAA	Elmore County SD #193	4.75% due 7/31/2007	250,000	243,600
AAA	Gem & Boise JSD #221 Emmetsville	4.40% due 8/1/2011	100,000	89,660
	"	4.50% due 8/1/2012	75,000	66,945
	"	4.75% due 8/1/2016	140,000	122,850
AAA	Kootenai County SD #273	4.85% due 7/31/2013	200,000	183,580
	"	5.00% due 7/30/2016	70,000	63,276
AAA	Kuna Sch/Comm Library Dist.	4.9% due 8/1/2013	75,000	68,625
AAA	Madison County SD #321	5.60% due 2/1/2010	100,000	101,671
AA	Payette County SD #372	6.50% due 7/31/2008	80,000	84,440
	"	6.75% due 7/31/2009	155,000	165,199
	"	6.75% due 7/31/2010	100,000	106,580
AAA	Teton County SD #401 GO	5.50% due 8/1/2012	75,000	73,777
	SUB-TOTAL		3,220,000	3,136,550
Housing (5.7%)
AA	Idaho Housing Authority
	Single Fam Mortgage, B-1	6.85% due 7/1/2012	90,000	90,337
AA	Idaho Housing Authority
	Refunding Series A	6.15% due 7/1/2024	150,000	149,294
AA+	Idaho Housing Authority
	Single Fam Mort Mezz-E-1	6.60% due 7/1/2011	80,000	77,126
AA	Idaho Housing Authority
	Single Fam Mort Rev Ser B1	8.00% due 1/1/2020	10,000	10,443
AA	Idaho Housing Authority
	Single Fam Mort SR Series C1	7.70% due 7/1/2017	20,000	20,057
	SUB-TOTAL		350,000	347,257
Irrigation (0.8%)
AA	Boise Kuna Irrigation Dist.	6.00% due 7/1/2008	50,000	51,137
Medical/Hospitals (4.8%)
A	Idaho Health Facility
	Hospital Rev - Elks Rehab	5.125% due 7/15/2013	250,000	231,200
AAA	Idaho Health Facility
	Holy Cross Rev Refunding	5.25% due 12/1/2011	65,000	63,619
	SUB-TOTAL		315,000	294,819
(The accompanying notes are an integral part of these financial statements)

November 30, 1999 Annual Report		IDAHO TAX-EXEMPT FUND
Investments, continued

Rating	Issuer	Coupon/Maturity	Face Amount	Market Value
Real Estate (3.1%)
AAA	Idaho State Bldg Authority Series C	5.70% due 9/1/2007	$100,000	$103,170
AAA	Idaho State Building Authority	5.00% due 9/1/2021	100,000	88,530
			200,000	191,700
Roads (2.9%)
A	Payette L.I.D. #89-1	7.60% due 5/1/2005	30,000	29,833
A	Post Falls, Kootenai County	7.40% due 4/15/2000	15,000	14,959
	L.I.D. #91-1	7.60% due 4/15/2001	15,000	14,927
	"	7.75% due 4/15/2002	20,000	19,718
	"	7.95% due 4/15/2003	20,000	19,894
	"	7.95% due 4/15/2004	20,000	19,898
	L.I.D. #91-4	7.95% due 4/15/2005	20,000	19,865
	"	7.95% due 4/15/2006	20,000	19,871
	"	7.95% due 4/15/2007	20,000	19,870
	SUB-TOTAL		180,000	178,835

State Education (11.7%)
AAA	Boise State University
	Student Univ. & Housing Sys.	5.10% due 4/1/2014	300,000	285,900
AAA	Idaho State University
	Student Fee Revenue	4.90% due 4/1/2017	150,000	134,295
AAA	University of Idaho
	Student Fee Revenue-Elmwood Apts.	5.25% due 4/1/2014	120,000	115,452
AAA	University of Idaho
	Student Fee Revenue	5.60% due 4/1/2015	185,000	183,242
	SUB-TOTAL		755,000	718,889

Sewer (2.4%)
A	Troy, Sewer Revenue	7.20% due 2/1/2000	10,000	9,960
	"	7.30% due 2/1/2001	10,000	9,960
	"	7.40% due 2/1/2002	10,000	9,962
	"	7.50% due 2/1/2003	10,000	9,963
	"	7.60% due 2/1/2004	10,000	9,965
	"	7.70% due 2/1/2005	15,000	14,950
	"	7.80% due 2/1/2006	15,000	14,952
	"	7.90% due 2/1/2007	15,000	14,953
	"	8.00% due 2/1/2008	15,000	14,954
	"	8.00% due 2/1/2009	20,000	19,941
	"	8.00% due 2/1/2010	20,000	19,941
	SUB-TOTAL		150,000	149,501
Water Supply (10.5%)
A-	American Falls Reservoir, Refunding A	7.25% due 5/1/2004	70,000	72,250
	"	7.625% due 5/1/2021	150,000	155,460
A	Coeur d' Alene Water Revenue	5.00% due 6/1/2006	100,000	100,710
A	McCall Water Rev., Series 1994	6.25% due 9/1/2008	200,000	208,938
A	McCall Water Revenue	6.375% due 9/1/2014	70,000	73,221
A	Ucon Water & Sewer Rev. Refunding	7.75% due 12/1/2002	35,000	34,827
	SUB-TOTAL		625,000	645,406
Total Investments (97.5%)		(Cost = $6,162,073)	$6,120,000	$5,998,000
Other Assets (net of liabilities) (2.5%)				153,459
Total Net Assets (100%)				$6,151,459
* These unaudited bond ratings reflect the adviser's current rating of each bond, as determined using Standard & Poor's and Moody's ratings.
(The accompanying notes are an integral part of these financial statements)

IDAHO TAX-EXEMPT FUND		November 30, 1999 Annual Report
Financial Highlights

Selected data per share of capital stock outstanding throughout the year:

	For Year Ended November 30
	1999	1998	1997	1996	1995
Net asset value at beginning of year
Income from Investment Operations	$5.36	$5.28	$5.25	$5.28	$4.76
Net Investment Income	0.24	0.25	0.26	0.27	0.26
Net gains or losses on securities (both realized & unrealized)	(0.35)	0.12	0.03	(0.03)	0.52
Total From Investment Opernations	(0.11)	0.37	0.29	0.24	0.78
Less Distributions
Dividends (from net investment income)	(0.24)	(0.25)	(0.26)	(0.27)	(0.26)
Distributions (from capital gains)	0.00	(0.04)	0.00	0.00	0.00
Total Distributions	(0.24)	(0.29)	(0.26)	(0.27)	(0.26)
Net asset value at end of year	$5.01	$5.36	$5.28	$5.25	$5.28
Total Return	(2.18)%	7.27%	5.69%	4.66%	16.68%

Ratios/Supplemental data
Net assets ($000), end of period	$6,151	$6,264	$5,255	$5,064	$5,220
Ratio of expenses to average net assets †	0.80%	0.76%	0.80%	0.79%	0.75%
Ratio of net investment income to average net assets†	4.55%	4.69%	4.99%	5.10%	5.07%
Portfolio turnover rate	13%	23%	20%	10%	28%

† For each of the above years, all or a portion of the expenses were waived. If these costs had not been waived, the result to the ratio of expenses to average net assets would be .05%, .07%, .16%, .27%, .26%, respectively.

(The accompanying notes are an integral part of these financial statements)

Statement of Assets and Liabilities

As of November 30, 1999
Assets
Investments (cost $6,162,073)	$5,998,000
Cash	40,962
Interest receivable	115,481
Insurance Reserve Premium	2,473
Total Assets		$6,156,916
Liabilities
Other Liabilities	4,957
Total Liabilities		4,957
Net Assets		$6,151,959
Fund shares outstanding		1,227,482
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		$6,316,784
Undistributed net investment income		400
Accumulated net realized gain (loss) on investments		(1,152)
Unrealized net appreciation to Fund shares outstanding		(164,073)
Net Assets applicable to Fund shares outstanding		$6,151,959
Net Asset Value, Offering and Redemption price per share		$5.01

Statement of Operations

For the year ended November 30, 1999
Investment income
Interest income	$347,876
Amortization of bond premiums	(5,919)
Accretion	857
Miscellaneous income	150
Gross investment income		$342,964
Expenses
Investment adviser and administration fee	31,859
Professional fees	9,490
Shareholder Service Fees	4,049
Printing and postage	3,297
Other expenses	2,813
Custodian fees	1,867
Filing and registration fees	815
Total gross expenses	54,190
Less: Advisor fee waived	(1,052)
Less: Custodian fee waived	(1,867)
Net expenses		51,271
Net investment income		$291,693
Net realized loss on investments
Proceeds from sales	834,411
Less: cost of securities sold based on identified cost	835,913
Realized net loss		(1,502)
Unrealized gain (loss) on investments
End of period	(164,073)
Beggining of period	267,836
Decrease in unrealized gain for the period		(431,909)
Net realized and unrealized gain (loss) on investments		(433,411)
Net decrease in net assets resulting from operations		$(141,718)

(The accompanying notes are an integral part of these financial statements)

Statement of Changes in Net Assets

	Year Ended Nov. 30, 1999	Year Ended Nov. 30,1998
INCREASE IN NET ASSETS
From Operations
Net investment income (loss)	$291,693	$271,306
Net realized gain (loss) on investments	(1,502)	74,592
Net increase (decrease) in unrealized appreciation	(431,909)	59,710
Net increase in net assets from operations	(141,718)	405,608
Dividends to Shareoweners from
Net investment income	(291,771)	(270,610)
Capital gains distributions	0	(52,202)
	(291,771)	(322,812)
Fund Share Transactions
Proceeds from sales of shares	1,306,810	1,495,612
Value of shares issued in reinvestment of dividends	234,362	247,973
	1,541,172	1,743,585
Cost of shares redeemed	(1,219,443)	(817,660)
Net increase in net assets from share transactions	321,729	925,925
Total increase (decrease) in net assets	$(111,760)	1,008,721
NET ASSETS
Beginning of period	6,263,719	5,254,998
End of period	$6,151,959	$6,263,719
Shares of the Fund Sold and Redeemed
Number of shares sold	249,151	280,787
Number of shares issued in reinvestment of dividends	45,232	46,374
	293,383	327,161
Number of shares redeemed	(236,298)	(153,071)
Net increase in Number of Shares Outstanding	58,085	174,090

(The accompanying notes are an integral part of these financial statements)

DISCUSSION of FUND PERFORMANCE
(unaudited)

For the year ending November 30, 1999, Idaho Tax-Exempt Fund returned shareowners -2.18%, our worst year since 1994. As of November 30, 1999 the thirty-day yield for the Fund was 4.80% or 0.79% higher than one year ago. Fund assets decreased 2% to $6.15 million, and the Fund's expense ratio remained at 0.80%.

1999, like 1994, was a year when the Federal Reserve Bank pursued aggressive anti-inflationary policies. High U.S. economic growth, rising employment, rising wages and a near tripling of oil prices left few alternatives. The economy was not going to slow down on it's own. The Federal Reserve increased its target for federal funds by 3/4% despite a surge in productivity and highly competitive global pricing.

The primary objective of the Fund is current income exempt from federal and Idaho personal income taxes. As the yield advantage and supply of uninsured bonds continues to dwindle, we have continued to increase the average credit quality of the Fund. 13% of the portfolio remains invested in non-rated bonds, down slightly from 14% twelve months ago. 46% of the Fund is now invested in insured bonds.

The secondary objective of the Fund is capital preservation. The average maturity of the Fund is the most important factor affecting principal values in the portfolio. Having recognized the potential for higher rates early in the year, we kept the average effective average maturity of the fund close to it's five-year minimum to reduce risk. However, municipal rates have now risen as much as 0.90% and we believe the 8-12 year area of the yield curve now offers the best combination of risk and return. We have lengthened the effective average maturity of the Fund to 10 years. We expect to maintain an average effective portfolio maturity in the same range over the next year.

The economy of Idaho recovered in 1999 after a soft 1998 and weak 1997. The state's diversification away from resource based industries into high technology, communications, services, tourism and new areas in agriculture all helped. Commercial and residential construction turned out to be less susceptible to rising interest rates than expected. Employment, personal income and population all show improvement. Growth continues concentrated along the corridor between Boise and Idaho Falls.

Idaho's high state personal income taxes create a substantial appetite among residents for tax-exempt bonds. Idaho municipal bonds benefit from an imbalance between the number of buyers and the number of issues available. This imbalance is important in weak markets like 1999 and 1994, when Idaho bonds outperform issues from other states. The Fund's -2.18% one-year return compares favorably, for example, with the -3.63% one-year return of intermediate U.S. Treasury notes. Idaho's record of repaying municipal debt remains unblemished, which also adds to investors' appetites.

Though the Fund does not try to "beat" the Lehman Brothers Municipal Bond Index or any other specific index, the Fund's returns, considering the lower price fluctuation, compare well to that of the Index for the fiscal year. The graph compares the Idaho Tax-Exempt Fund's performance to the performance of the Lehman Brothers Composite Municipal Bond Index, a broad-based municipal bond market index. To be comparable, the Municipal Index data includes reinvested income (as computed by Lehman Brothers Fixed Income Research).

Note that this graph compares an unmanaged, expense-free index to an actively managed Fund that has transaction and other costs. The Fund stands ready to buy and sell its own shares on a daily basis, and provides numerous investor services. Few investors are able to invest in an exact index portfolio because of the large amount of securities required to model such an index.

Were the Fund to target the index as an objective, the Fund might take greater risk by extending the average maturity of its portfolio to take advantage of the greater price fluctuation (for better or worse) available in such a portfolio. However, maintaining the stability of capital is an objective of the portfolio, and we believe the Fund has performed well considering its investment restrictions.

The graph shows that $10,000 invested in the Idaho Tax-Exempt Fund ten years ago (end of November 1989) would have grown to $17,153 at the end of November 1999. If the $10,000 could have been invested in the Lehman Brothers Composite Municipal Bond Index at the end of November 1989, it would have grown to $19,781.

Idaho Tax Exempt Fund vs. Lehman Composite Municipal Bond Index

(graph omitted)

NOTES TO FINANCIAL STATEMENTS

Note 1-Organization
Saturna Investment Trust, (formerly Northwest Investors Trust) Trust (the "Trust") was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Four portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other four portfolios distribute through a separate prospectus and the results of those funds are contained in a separate report.

Note 2--Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Fund.

Investments:
Fixed-income securities for which there are no publicly available market quotations are valued using matrices based on maturity, quality, industry, yield, call features and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield basis from purchase date to maturity or expected call date, whichever is earlier.

Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition.

Expenses incurred by the Trust on behalf of the Fund (e.g., professional fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Fund has elected to be taxed as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable net investment income and realized net gains on investments. Therefore, no provision for Federal income taxes is required. Further, the Fund intends to meet IRS requirements for tax-free income dividends, and requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividends are paid daily and distrib uted on the last business day of each month. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Note 3--Transactions with Affiliated Persons
Under a contract approved by shareowners on October 12, 1990, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of average daily net assets. For the year ended November 30, 1999, the Fund incurred advisory fee expenses of $31,859.

Saturna Capital has volunteered to reimburse the Fund to the extent that total expenses of the Fund (excluding interest, brokerage commissions and taxes) exceeds 0.80% through March 31, 2000. Accordingly, for the year ended November 30, 1999, Saturna Capital waived $1,052 of the advisory fee.

In accordance with the Fund's agreement with its custodian bank, National City Bank of Indiana, for the year ended November 30, 1999, custodian fees incurred by the Fund amounted to $1,867. The custodian waived its fees for earnings credits.

One trustee and shareowner also serves as president of the Trust and is a director and president of Saturna Capital Corporation.

The Trust acts as a distributor of its own

shares, except in those states in which Investors National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer, where it acts as distributor without compensation. Saturna Capital Corporation acts as shareowner servicing (transfer) agent for the Fund, for a monthly fee plus certain expenses. For the fiscal year ended November 30, 1999, the Fund paid such a fee of $4,049.

Unaffiliated trustees receive a fee of $100 per meeting attended, allocated pro-rata to the five Funds of Saturna Investment Trust. On November 30, 1999, the trustees, officers and their immediate families as a group owned 0.1% of the outstanding shares of the Fund.

Note 4--Investments
At November 30, 1999, the net unrealized depreciation of investments for the Fund of $164,073 comprised gross unrealized gains of $61,374 and gross unrealized losses of $225,447.

During the year ended November 30, 1999, the Fund purchased $1,150,067 of securities and sold/matured $834,411 of securities.

REPORT of INDEPENDENT ACCOUNTANTS

To the Shareowners and Board of Trustees

Idaho Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of the Idaho Tax-Exempt Fund, a series of shares of the Saturna Investment Trust, including the schedules of investments as of November 30, 1999, and the related statements of operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights presented for the year ended November 30, 1996 and prior were audited by other auditors whose report dated December 16, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

<signature>

Philadelphia, Pennsylvania

December 15, 1999

(logo)

Saturna Capital
Mutual Funds

1-800/SATURNA
(800/728-8762)

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

I D A H O
Tax-Exempt Fund
A Portfolio of Saturna Investment Trust

(graphic omitted)

ANNUAL REPORT
November 30, 1999